                           CERTIFICATE OF AMENDMENT
                      OF THE CERTIFICATE OF INCORPORATION
                     OF FIRST XEROX LIFE INSURANCE COMPANY
                     -------------------------------------

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

          The undersigned, Michael R. Hogan and Jeffery K. Hoelzel, being, respectively, the Chairman and Secretary of First Xerox Life Insurance Company, a corporation duly organized and existing under and by virtue of the laws of the State of New York (the "Corporation"), do hereby certify as follows:

  1.      The name of the Corporation is First Xerox Life Insurance Company.

  2. Its Certificate of Incorporation was filed with the State of New York Insurance Department on December 31, 1992.

  3. Pursuant to Sections 708 and 615 of the Business Corporation Law, the directors and the sole stockholder resolved, by written consent, to amend
Section 1 of the Certificate of Incorporation pertaining to the name of the Corporation, Section 5 of the Certificate of Incorporation pertaining to the composition and qualifications of the members of the Board of Directors, and
Section 7 of the Certificate of Incorporation pertaining to the annual meeting date of the Corporation.

  4.      Section l is amended to read in its entirety as follows:

               Section 1. The name of this Corporation is: First Cova Life
               ---------
               Insurance Company.

  5.      Section 5 is amended to read in its entirety as follows:

               Section 5. The Board of Directors shall consist of not less than
               ---------
               13 nor more than 18 members. Each director shall be at least eighteen years of age and at all times a majority shall be citizens and residents of the United States and not less than three shall be residents of this State. The directors shall not be required to hold any shares of stock in the Corporation.

  6.      Section 7 is amended to read in its entirety as follows:

               Section 7. The Annual Meeting of the stockholders of the
               ---------
               Corporation shall be held on the fourth Tuesday in January of each year or on such other date as may be fixed by the Board of Directors and at such place and time as the Board of Directors shall by resolution prescribe in accordance with the Corporation's By-Laws for the purpose of electing directors and for the transaction of such other business as may properly be brought before

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               the meeting. At such Annual Meeting the directors shall be elected and shall take office immediately upon such election and hold office until the next Annual Meeting or as otherwise prescribed by the By-Laws, and until their successors are elected and qualified. Whenever any vacancy shall occur in the Board of Directors, by death, resignation or otherwise, the remaining members of the Board may elect a director or directors to fill the vacancy or vacancies then existing and each director so elected shall hold office for the unexpired term of the director whose place he has taken.

          IN WITNESS WHEREOF, the undersigned hereby affirm, under penalties of perjury, that the statements made in the foregoing Certificate of Amendment are true.

Dated: June l, 1995                 /s/ Michael R. Hogan
                                    --------------------------------------------
                                    Michael R. Hogan, Chairman


                                    /s/ Jeffery K. Hoelzel
                                    --------------------------------------------
                                    Jeffery K. Hoelzel, Secretary

                                                                     951240034/7

                            CERTIFICATE OF AMENDMENT
                      OF THE CERTIFICATE OF INCORPORATION
                      OF FIRST COVA LIFE INSURANCE COMPANY
                      ------------------------------------

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, Mark E. Reynolds and Bernard J. Spaulding, being, respectively, the President and Secretary of First Cova Life Insurance Company, a corporation duly organized and existing under and by virtue of the laws of the State of New York (the "Corporation"), do hereby certify as follows:

     1.   The name of the Corporation is First Cova Life Insurance Company.

     2. Its Certificate of Incorporation was filed with the State of New York Insurance Department on December 31, 1992.

     3. Pursuant to Sections 708 and 615 of the Business Corporation Law, the directors and the sole shareholder resolved, by written consent, to amend Section 1 of the Certificate of Incorporation pertaining to the name of the Corporation.

     4.   Section 1 is amended to read in its entirety as follows:

          Section 1. The name of this Corporation is: First MetLife Investors
          ---------
          Insurance Company.

     IN WITNESS WHEREOF, the undersigned hereby affirm, under penalties of perjury, that the statements made in the foregoing Certificate of Amendment are true.

Dated: February 5, 2001             /s/ Mark E. Reynolds
                                    --------------------------------------------
                                    Mark E. Reynolds, President

                                    /s/ Bernard J. Spaulding
                                    --------------------------------------------
                                    Bernard J. Spaulding, Secretary

                           CERTIFICATE OF AMENDMENT
                  OF THE CERTIFICATE OF INCORPORATION (CHARTER)
                  OF FIRST METLIFE INVESTORS INSURANCE COMPANY
               --------------------------------------------------

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, Bernard J. Spaulding and J. Robert Hopson, being, respectively, the Senior Vice President, General Counsel and Secretary and Senior Vice President and Chief Actuary of First MetLife Investors Insurance Company (f/k/a First Cova Life Insurance Company)

     1. The name of the corporation is First MetLife Investors Insurance Company (f/k/a First Cova Life Insurance Company).

     2. Its certificate of incorporation (Charter) was filed with the State of New York Insurance Department on December 31, 1992.

     3. Pursuant to Sections 708 and 615 of the business Corporation Law, the directors and the sole shareholder resolved, by written consent, to amend Section 7 of the Certificate of Incorporation (Charter) pertaining to the annual meeting date of the corporation.

     4.   Section 7 is amended to read in its entirety as follows.

          Section 7. The Annual Meeting of the stockholders of the Corporation
          ---------
          shall be held on the first Tuesday in May of each year for the purpose of electing directors and for the transaction of such other businesses as may properly be brought before the meeting. At such Annual Meeting the directors shall be elected and shall be elected and shall take office immediately upon such election and hold office until the next annual meeting or as otherwise prescribed by the By-Laws, and until their successors are elected and qualified. Whenever any vacancy shall occur in the Board of Directors, by death, resignation, or otherwise, the remaining members of the Board, may elect a director or directors to fill the vacancy or vacancies then existing and each director so elected shall hold office for the unexpired term of the director whose place he has taken.

     IN WITNESS WHEREOF, the undersigned hereby affirm, under penalties of perjury, that the statements made in the foregoing Certificate of Amendment are true.

Dated: April 26, 2001               /s/ Bernard J. Spaulding
                                    --------------------------------------------
                                    Bernard J. Spaulding, Senior Vice President,
                                    General Counsel and Secretary

                                    /s/ J. Robert Hopson
                                    --------------------------------------------
                                    J. Robert Hopson, Senior Vice President and
                                    Chief Actuary

                           CERTIFICATE OF AMENDMENT
                                   OF CHARTER
                  OF FIRST METLIFE INVESTORS INSURANCE COMPANY
   --------------------------------------------------------------------------

    UNDER SECTIONS 805 OF THE BUSINESS CORPORATION LAW AND SECTION 1206 OF
                   THE INSURANCE LAW OF THE STATE OF NEW YORK

                                   * * * * *

     THE UNDERSIGNED, Kieran Mullins and Burt Arrington, being the duly appointed authorized officers of First MetLife Investors Insurance Company (the "Corporation"), a corporation organized and existing under the laws of the State
 -----------
of New York, for the purpose of amending the Corporation's Charter (the "Charter"), hereby certify as follows:

          1. The name of the corporation is First MetLife Investors Insurance Company.

          2. Its Charter was first filed with the State of New York Insurance Department on December 31, 1992.

          3.   Pursuant to Sections 708 and 615 of the Business Corporation Law
               of the State of New York (the "BCL"), the board of directors and
                                              ---
               the sole shareholder resolved, to amend Section 5 of the Charter to change the minimum number and residency requirements of directors.

          4. To accomplish the foregoing amendment, the Charter is hereby amended by striking out Section 5 thereof in its entirety and by substituting in lieu of said Section 5 the following new Section:

               "Section 5. The Board of Directors shall consist of not less than seven (7) nor more than eighteen (18) members. Each director shall be at least eighteen years of age and at all times a majority shall be citizens and residents of the United States and not less than one shall be a resident of the State of New York. The directors shall not be required to hold any shares of stock in the Corporation."

     IN WITNESS WHEREOF, the undersigned hereby affirm, under penalties of perjury, that the statements made in the foregoing Certificate of Amendment are true.

Dated: 10/7/l6          /s/ Kieran Mullins
                        --------------------------------------------------------
                        Kieran Mullins, Chairman of the Board, President and CEO

                        /s/ Burt Arrington
                        --------------------------------------------------------
                        Burt Arrington, Vice President and Secretary